--------------------------------------------------------------------------------
                       Office of the United States Trustee
                                  Exhibit 99.12
--------------------------------------------------------------------------------

------------------------------------       -------------------------------------
In re:                                     DEBTOR IN POSSESSION OPERATING REPORT
USA BIOMASS CORPORATION, INC.
                                           Report Number: 6          Page 1 of 3

                      Debtor.              For the period FROM: May 1, 2001
                                                         TO:    May 31, 2001
-----------------------------------        -------------------------------------
Chapter 11 Case No: LA 00-44126 ES
-----------------------------------        -------------------------------------

1.   Profit and Loss Statement (Accrual Basis Only        ($000's))
     A.  Related to Business Operations:
         Gross Sales
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)
                                                                          --------------------
              Net Sales
                                                                                               --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                          --------------------
         Add: Purchases
                                                                          --------------------
         Less: Ending Inventory at Cost
                                                                          --------------------
              Cost of Goods Sold
                                                                                               --------------------
                  Gross Profit
                                                                                                                    ----------------
                  Other Operating Revenues (Specify)
                                                                                                                    ----------------
         Less: Operating Expenses:
         Officer Compensation
                                                                          --------------------
         Salaries and Wages - Other Employees
                                                                          --------------------
              Total Salaries and Wages
                                                                                               --------------------
              Employee Benefits and Pensions
                                                                                               --------------------
         Payroll Taxes
                                                                          --------------------
         Real Estate Taxes
                                                                          --------------------
         Federal and State Income Taxes
                                                                          --------------------
              Total Taxes
                                                                                               --------------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                          --------------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                          --------------------
         Insurance
                                                                          --------------------
         Automobile Expense
                                                                          --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                          --------------------
         Depreciation and Amortization
                                                                          --------------------
         Repairs and Maintenance
                                                                          --------------------
         Advertising    (In cost of sales)
                                                                          --------------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                          --------------------
         Bad Debts
                                                                          --------------------
         Miscellaneous Operating Expenses (Specify)
                                                                          --------------------
              Total Operating Expenses
                                                                                               --------------------
                  Net Gain/Loss from Business Operations
                                                                                                                    ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income
                                                                                               --------------------
              Other Non-Operating Revenues (Specify)
                                                                                               --------------------
              Gross Proceeds on Sale of Assets
                                                                          --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                          --------------------
                  Net Gain/Loss of Sale of Assets
                                                                                               --------------------
              Total Non-Operating Income   Sales Tax Refund
                                                                                                                    ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7
                                                                                               --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc
                                                                                               --------------------
              Total Non-Operating Expenses
                                                                                                                    ----------------
     NET INCOME / LOSS FOR PERIOD
                                                                                                                    ----------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 6             Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------

         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $0.00                  $
                                      ----------------       -------------------



3.       State of Status of Payments to Secured Creditors and Lessors:

                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due       Number Amount
          See attachment---------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------


         *Explanation for Non-Payment:           None made



4.       Tax Liability:
                    Gross Payroll Expense for Period:           $ See attachment
                                                                  --------------
                    Gross Sales for Period Subject to Sales Tax $        0.00
                                                                  --------------

                                                                   Post-Petition
                                                                     taxes Still
                                           Date Paid   Amount Paid*     Owing
                                           ---------   ------------     -----

    Federal Payroll and Withholding Taxes              See attachment
    State Payroll and Withholding Taxes                See attachment
    State Sales and Use Taxes                 None
    Real Property Taxes*****                           See attachment


     ****Includes personal property tax    * Attach photocopies of depository
                                             receipts from taxing authorities
                                             or financial institutions to verify
                                             that such deposits or payments have
                                             been made.


5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE          ATTACHMENT
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 6             Page 3 of 3
--------------------------------------------------------------------------------

6.       Questions:

         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------

         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:

                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------

7.       Statement of Unpaid Professional Fees (Post-Petition Amounts Only)

                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------

 Irell & Manella LLP                Attorney                      See attachment

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         December  2000        $ 398,138.50    $  3,750.00      Feb 9,2001         $  3,750.00      1289              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         March 2001            $2,413,400      $  7,500.00      May 3,2001         $  7,500.00      1714              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession
Operating Report is true and complete to the best of my knowledge.

Dated: June 19, 2001
                                                        /s/ Eugene W. Tidgewell
                                                        ------------------------
                         Debtor in Possession or Trustee

                             USA BIOMASS CORPORATION
                                  PROFIT & LOSS
                                    MAY 2001


                                                                 May 01
                                                          ----------------
Ordinary Income/Expense
        Income
            4000-TRANSPORTATION                                967,079.68
                                                          ----------------
        Total Income                                           967,079.68

        Cost of Goods Sold
            5005-DAMAGE OUTSIDE VEHICLES                         1,500.00
            5007-DISPOSAL FEES                                  20,756.73
            5200-DRIVER COST
                5210-DRIVER WAGES                              185,701.50
                5220-DRIVER PAYROLL TAXES                       15,298.32
                5230-DRIVER INJURY                                 698.08
                                                          ----------------
            Total 5200-DRIVER COST                             201,697.90

            5300-INSURANCE
                5310-MEDICAL                                    15,918.98
                5320-LIABILITY                                  44,616.67
                5330-WORKERS' COMPENSATION                      37,108.01
                                                          ----------------
            Total 5300-INSURANCE                                97,643.66

            5350-GREENWASTE PAYROLL COSTS
                5351-WAGES                                      35,097.35
                5352-PAYROLL TAXES                               3,069.01
                                                          ----------------
            Total 5350-GREENWASTE PAYROLL COSTS                 38,166.36

            5410-EQUIPMENT RENTAL                                  300.00
            5500-FUEL                                          128,311.46
            5520-SHOP TOOLS                                         16.19
            5600-REGISTRATION                                   20,253.22
            5700-REPAIR & MAINTENANCE
                5710-MECHANIC WAGES                             35,856.36
                5715-PAYROLL TAXES - MECHANIC                    3,109.53
                5720-TIRES                                      20,392.56
                5725-TIRE SERVICE                                3,374.80
                5730-TRUCK MAINTENANCE                           8,830.69
                5735-TRUCK REPAIR- PARTS                        35,086.05
                5750-TRUCK WASH                                  3,880.03
                5700-REPAIR & MAINTENANCE - Other              -16,614.74
                                                          ----------------
            Total 5700-REPAIR & MAINTENANCE                     93,915.28

            5810-SUBHAULING                                     19,889.00
            5850-TICKET                                            400.00
            5900-TOWING                                            875.00
                                                          ----------------
        Total COGS                                             623,724.80
                                                          ----------------
    Gross Profit                                               343,354.88

        Expense
            6005-ADMINISTRATIVE EXPENSES                         4,962.00
            6020-AUTO EXPENSES

                             USA BIOMASS CORPORATION
                                  PROFIT & LOSS
                                    MAY 2001


                                                                 May 01
                                                          ----------------


                6021-ALLOWANCE                                   1,500.00
                                                          ----------------
            Total 6020-AUTO EXPENSES                             1,500.00

            6050-BANK CHARGES                                      500.30
            6110-CORPORATE ALLOCATION                          -30,029.38
            6175-DIRECTORS AND OFFICERS INSURANC                 6,381.68
            6200-DUES AND SUBSCRIPTIONS                            -44.00
            6501-POST PETITION LEGAL FEES                      104,613.03
            6510-MAINTENANCE                                     1,325.78
            6530-MEDICAL INSURANCE                               3,226.97
            6560-OFFICE MAINTENANCE                              1,030.03
            6570-OFFICE SUPPLIES                                 1,059.01
            6580-OFFICE WAGES                                   37,341.88
            6585-PAYROLL TAXES - OFFICE                          2,983.45
            6700-PERMITS                                            50.00
            6710-POSTAGE & DELIVERY                              2,022.47
            6730-PROPERTY TAXES                                  3,915.53
            6740-SECURITY WAGES                                  1,200.00
            6745-PAYROLL TAXES - SECURITY                          145.80
            6750-SUPERVISORS                                    19,672.11
            6755-PAYROLL TAXES - SUPERVISORS                     1,592.70
            6756-RENT                                           10,898.07
            6850-TRAVEL & ENTERTAINMENT
                6853-MEALS                                         353.38
                                                          ----------------
            Total 6850-TRAVEL & ENTERTAINMENT                      353.38

            6900-UTILITIES
                6910-SECURITY                                      900.00
                6920-ELECTRIC                                    1,995.68
                6940-TELEPHONE                                  12,400.24
                6950-WATER                                         411.83
                6960-WASTE                                         458.78
                6970-PEST CONTROL                                  135.00
                                                          ----------------
            Total 6900-UTILITIES                                16,301.53
                                                          ----------------
        Total Expense                                          191,002.34
                                                          ----------------
Net Ordinary Income                                            152,352.54

Other Income/Expense
    Other Income
        7000-OTHER INCOME
            7020-RENTAL INCOME                                   4,048.36
                                                          ----------------
        Total 7000-OTHER INCOME                                  4,048.36
                                                          ----------------
    Total Other Income                                           4,048.36

    Other Expense
        8500-DEBT SERVICE
            8516-BANCO POPULAR MTG                               8,098.00

                             USA BIOMASS CORPORATION
                                  PROFIT & LOSS
                                    MAY 2001


                                                                 May 01
                                                          ----------------

            8517-BANCORP FINANCIAL SERVICES, INC                 8,296.00
            8520-CIT                                             7,783.44
            8530-GE CAPITAL FLEET SERVICES                       1,323.34
            8540-GENERAL MOTORS ACCEPTANCE                         671.13
            8545-INTERNAL REVENUE SERVICE                        1,800.00
            8550-LEE FINANCIAL SERVICES                         18,540.60
            8555-PROVIDENT BANK LOC                              1,000.00
            8560-THE ASSOCIATES                                 89,468.64
            8570-SUNSET                                          8,900.00
            8580-VOLVO COMMERCIAL FINANCE                        8,052.46
            8500-DEBT SERVICE - Other                          -20,000.00
                                                          ----------------
        Total 8500-DEBT SERVICE                                133,933.61
                                                          ----------------
    Total Other Expense                                        133,933.61
                                                          ----------------
Net Other Income                                              -129,885.25
                                                          ----------------
Net Income                                                     22,467.29
                                                          ================

                                              USA BIOMASS CORPORATION
                                                 A/R AGING SUMMARY
                                                AS OF MAY 31, 2001

                                                 Current       1 - 30        31 - 60      61 - 90        > 90         TOTAL
                                               ------------  ------------  ------------  -----------  -----------  ------------
A GROWING CONCERN                                 1,765.91      1,034.83      2,474.42     2,749.81     1,804.78      9,829.75
ARBOR CARE                                        1,962.22        348.72          0.00         0.00         0.00      2,310.94
ASPLUNDH                                          4,676.77          0.00          0.00     1,605.50     3,764.42     10,046.69
BLT                                                   0.00          0.00          0.00     4,500.00     1,050.00      5,550.00
BURRTEC                                          46,822.70     38,474.24          0.00         0.00         0.00     85,296.94
CALIFORNIA ARBORIST                                 470.26          0.00          0.00         0.00         0.00        470.26
CLAREMONT                                        14,043.40          0.00          0.00         0.00         0.00     14,043.40
COMMERCE, CITY OF                                   229.63          0.00          0.00         0.00         0.00        229.63
COUNTY SANITATION LA                             40,583.14     33,648.25          0.00         0.00         0.00     74,231.39
DMS LANDSCAPE SERVICES                              223.94          0.00          0.00         0.00         0.00        223.94
JACKSON DISPOSAL                                  1,153.24        361.33        224.45         0.00       282.04      2,021.06
KNUDSEN GRADING CO.                               1,226.13        841.11        408.26         0.00         0.00      2,475.50
LANDSCAPE MANAGEMENT SERVICES                        93.35        -15.00          0.00         0.00         0.00         78.35
LAWRENCE LANDSCAPE                                   97.94         71.10          0.00         0.00         0.00        169.04
MARIPOSA                                          1,174.32          0.00          0.00         0.00         0.00      1,174.32
MAYFIELD ENTERPRISES                                138.95          0.00          0.00         0.00         0.00        138.95
MISSION LANSCAPING                                1,084.95        423.55          0.00         0.00         0.00      1,508.50
POTENTIAL                                        55,295.00     25,140.00          0.00         0.00       925.00     81,360.00
QUALITY                                          13,750.00     10,300.00      3,600.00     3,300.00     5,400.00     36,350.00
SANTA FE SPRINGS                                    166.85          0.00          0.00         0.00        30.00        196.85
STONETREE LANDSCAPE                                 279.60          0.00          0.00         0.00         0.00        279.60
SUNSET                                           76,606.81    156,497.38    -34,781.75    -8,022.27    55,601.57    245,901.74
TOTAL LANSCAPE MAINTENANCE                          358.84        238.29          0.00         0.00         0.00        597.13
TRIMMING LAND                                       152.93          0.00          0.00         0.00         0.00        152.93
TRUGREEN LANDCARE                                     0.00          0.00          0.00        47.20       147.89        195.09
WASTE CARSON                                    166,235.74          0.00          0.00         0.00         0.00    166,235.74
WASTE INLAND EMPIRE                              31,519.23          0.00          0.00         0.00         0.00     31,519.23
WASTE MANAGEMENT OF THE INLAND EMPIRE             5,286.61          0.00          0.00         0.00         0.00      5,286.61
WASTE SOUTH GATE                                 93,090.15          0.00          0.00         0.00         0.00     93,090.15
WEST VALLEY MRF. LLC.                            31,311.47     16,756.90          0.00         0.00         0.00     48,068.37
WHITTIER                                          2,206.74          0.00          0.00         0.00         0.00      2,206.74
WTR                                                   0.00          0.00        460.15         0.00         0.00        460.15
YUKON                                             6,384.15      7,761.00          0.00         0.00         0.00     14,145.15
                                               ------------  ------------  ------------  -----------  -----------  ------------

TOTAL                                           598,390.97    291,881.70    -27,614.47     4,180.24    69,005.70    935,844.14
                                               ============  ============  ============  ===========  ============ ============

                                              USA BIOMASS CORPORATION
                                                 A/P AGING SUMMARY
                                                AS OF MAY 31, 2001

                                                  Current        1 - 30       31 - 60    61 - 90      > 90        TOTAL
                                                ------------  -------------  ----------- ---------  ---------  ------------
"Y" TIRE SALES                                    14,783.45           0.00         0.00      0.00       0.00     14,783.45
@ROAD, Inc.                                        4,286.20         540.00         0.00      0.00       0.00      4,826.20
A-1 COAST TEMP SERVICE                                 0.00           0.00        75.60      0.00       0.00         75.60
ABLE SCALE REPAIR                                  1,125.78           0.00         0.00      0.00       0.00      1,125.78
ADVANCED ELECTRONICS                                   0.00           0.00     6,707.00      0.00       0.00      6,707.00
AIRBORNE EXPRESS                                     101.04           0.00         0.00      0.00       0.00        101.04
AMCOM INSURANCE SERVICES, Inc.                         0.00     100,576.00         0.00      0.00       0.00    100,576.00
AMERICAN AIR CONTROL                                   0.00         185.00         0.00      0.00       0.00        185.00
ANDRIENI & COMPANY                                     0.00         157.00         0.00      0.00       0.00        157.00
BETTS TRUCK PARTS                                    103.85       1,315.76         0.00      0.00       0.00      1,419.61
BRAKE-CO TRUCK PARTS                               1,735.33           0.00         0.00      0.00       0.00      1,735.33
C & R TIRES & SERVICES, Inc.                           0.00         387.68         0.00      0.00       0.00        387.68
COSBY OIL COMPANY, Inc.                            3,097.98           0.00     3,487.34      0.00       0.00      6,585.32
FONTANA WATER COMPANY                                267.09           0.00         0.00      0.00       0.00        267.09
GEORGE R. FARQUAR                                  4,962.00           0.00         0.00      0.00       0.00      4,962.00
GLOBAL PRODUCT PLACEMENT SERVICES, Inc.                0.00         257.04         0.00      0.00       0.00        257.04
H & R TRUCK REPAIR & PAINTING                        850.00           0.00         0.00      0.00       0.00        850.00
IMPERIAL PREMIUM FINANCE, Inc.                     6,381.68           0.00         0.00      0.00       0.00      6,381.68
INTERSTATE FILTRATION SERVICES, Inc.                 402.90         281.78         0.00      0.00       0.00        684.68
IRELL & MANELLA LLP                               51,227.12      22,666.80    89,216.63      0.00       0.00    163,110.55
LA LUBE, Inc.                                      2,910.00           0.00         0.00      0.00       0.00      2,910.00
LEVENE,NEALE,BENDER,RANKIN & BRILL LLP            10,520.86      20,198.25         0.00      0.00       0.00     30,719.11
LUMARY'S TIRE SERVICE                                536.59           0.00         0.00      0.00       0.00        536.59
MANHATTAN MEDICAL                                    698.08           0.00         0.00      0.00       0.00        698.08
NEXTEL COMMUNICATIONS                              9,822.34           0.00         0.00      0.00       0.00      9,822.34
NORCAL/San Bernardino, Inc.                            0.00      20,756.73         0.00      0.00       0.00     20,756.73
ORKIN EXTERMINATING                                   90.00           0.00         0.00      0.00       0.00         90.00
PORTOSAN COMPANY                                       0.00         173.24         0.00      0.00       0.00        173.24
PREMIERE CONFERENCING                                 50.32           0.00         0.00      0.00       0.00         50.32
PRINTING SOLUTIONS                                     0.00           0.00         0.00      0.00    -282.42       -282.42
PRM INSURANCE SERVICES                            65,056.08           0.00         0.00      0.00       0.00     65,056.08
QUAD SERVICE, Inc.                                 1,658.90           0.00         0.00      0.00       0.00      1,658.90
SORIANO'S MOBIL WASH                                 970.00           0.00         0.00      0.00       0.00        970.00
SOUTHERN CALIFORNIA EDISON                           909.57           0.00         0.00      0.00       0.00        909.57
TCI TIRE CENTERS, LLC                                124.85           0.00         0.00      0.00       0.00        124.85
THE SOCO GROUP, Inc.                              29,102.35       2,579.15         0.00      0.00       0.00     31,681.50

                                              USA BIOMASS CORPORATION
                                                 A/P AGING SUMMARY
                                                AS OF MAY 31, 2001

                                               Current          1 - 30         31 - 60    61 - 90      > 90        TOTAL
                                         ---------------   ------------   ------------- ---------- ------------ -----------------

UNITED PARCEL SERVICE                             0.00          182.15           0.00         0.00        0.00         182.15
UNIVERSAL WASTE SYSTEMS, Inc.                    88.00            0.00           0.00         0.00        0.00          88.00
VALLEY REPAIR                                     0.00        3,045.51           0.00         0.00        0.00       3,045.51
VERIZON                                       2,386.71            0.00           0.00         0.00        0.00       2,386.71
WASTE MANAGEMENT                                197.54            0.00           0.00         0.00        0.00         197.54
WESTESCO                                          0.00           16.19           0.00         0.00        0.00          16.19
                                         ---------------   ------------   ------------- ---------- ------------ -----------------

TOTAL                                       214,446.61      173,318.28      99,486.57         0.00     -282.42     486,969.04
                                         ===============   ============   ============= ========== ============ =================



                                              USA BIOMASS CORPORATION
                                                     TAXES PAID
                                                 AS OF MAY 31, 2001

                                             Type            Date        Num          Name               Memo              Amount
                                         -------------------------------------------------------------------------------------------

2020-ACCRUED FEDERAL PAYROLL TAXES
                                             Check      05/01/2001   WIRE     SANWA BANK                               -21,363.75
                                             Check      05/07/2001   WIRE     SANWA BANK                               -21,535.61
                                             Check      05/14/2001   WIRE     SANWA BANK                               -21,545.19
                                             Check      05/22/2001   WIRE     SANWA BANK                               -22,381.40
                                             Check      05/30/2001   wire     SANWA BANK                               -22,837.28
                                                                                                                     -------------
Total 2020-ACCRUED FEDERAL PAYROLL TAXES                                                                              -109,663.23
                                                                                                                     -------------

                                                                                                                     =============
2021-ACCRUED STATE PAYROLL TAXES
                                             Check      05/04/2001   1014     EMPLOYMENT DEVELOPMENT DEPT               -3,170.36
                                             Check      05/11/2001   1015     EMPLOYMENT DEVELOPMENT DEPT               -3,286.46
                                             Check      05/18/2001   1016     EMPLOYMENT DEVELOPMENT DEPT               -3,253.34
                                             Check      05/25/2001   1017     EMPLOYMENT DEVELOPMENT DEPT               -3,349.40
                                                                                                                     -------------
Total 2021-ACCRUED STATE PAYROLL TAXES                                                                                 -13,059.56
                                                                                                                     -------------

                 INSURANCE COVERAGE
                 ------------------

                     AGENT                COVERAGE                   EXPIRATION                    PREMIUM
     CARRIER         NAME                  AMOUNT                       DATE                     PAID TO DATE

USBC - Legion      Andreini &             1,000,000                    9/23/01                       5/30/01
AWT-State Fund     Company                1,000,000                     6/1/01                       5/30/01


Penn America       Mark Novy              2,000,000                    9/23/01                       5/30/01
Penn America       Mark Novy
Penn America       Mark Novy

Penn America       Mark Novy              1,000,000                    9/23/01                       5/30/01


Penn America       Mark Novy              1,000,000                    9/23/01                       5/30/01





Clarendon          Mark Novy              Comp & Collision             3/5/01                        5/30/01

Penn America       Mark Novy              1,007,497                                                  5/30/01


Penn America       Mark Novy              5,000,000                    9/23/01                       5/30/01
General Sec.

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